UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 September 26, 2001



Commission  Registrant, State of Incorporation,             I.R.S. Employer
File Number Address and Telephone Number                    Identification No.
----------- -----------------------------------             ------------------

1-6047          GPU, Inc.                                        13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200

1-3141          Jersey Central Power & Light Company             21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-446           Metropolitan Edison Company                     23-0870160
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-3522          Pennsylvania Electric Company                    25-0718085
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.     OTHER EVENTS.
            ------------

      On September 26, 2001, the New Jersey Board of Public Utilities ("NJBPU") approved the merger between GPU, Inc. ("GPU") and FirstEnergy Corp. ("FirstEnergy"), subject to the terms and conditions set forth in the
Stipulation of Settlement ("Settlement") previously reported concerning the petition filed with the NJBPU by GPU's subsidiary, Jersey Central Power & Light Company, and FirstEnergy in connection with the merger. (A copy of the Settlement was filed as an exhibit to the registrants' Form 8-K dated August 28, 2001.) A copy of GPU's related news release is annexed as an exhibit hereto.

      In addition, the termination date for the merger agreement between GPU and FirstEnergy has been extended, in accordance with the terms of the agreement, until December 31, 2001. A copy of GPU's and FirstEnergy's related joint news release is annexed as an exhibit hereto.

      ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  ----------------------------------------------------------
EXHIBITS.
---------

      (c)   Exhibits

            1.    GPU News Release, dated September 26, 2001.

            2.    GPU and FirstEnergy Joint News Release, dated September 28,
                  2001.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                              GPU, INC.
                              JERSEY CENTRAL POWER & LIGHT COMPANY
                              METROPOLITAN EDISON COMPANY
                              PENNSYLVANIA ELECTRIC COMPANY



                              By:  /s/ T. G. Howson
                                   -------------------------------
                                    T. G. Howson, Vice President
                                    and Treasurer


Date:   September 28, 2001